Filed pursuant to Rule 497(a)
File No. 333-192370
Rule 482ad

CM Finance Inc Prices $100.0 Million Initial Public Offering

NEW YORK— FEBRUARY 5, 2014 (BUSINESS WIRE) – CM Finance Inc (the “Company”) (NASDAQ: CMFN) announced today the pricing of its initial public offering of 6,666,666 shares of common stock at a public offering price of $15.00 per share, raising $100.0 million in gross proceeds. The Company has granted the underwriters an option to purchase up to an additional 1,000,000 shares of its common stock. The Company intends to use the net proceeds to pay the outstanding balance on loans it incurred in connection with its formation transactions prior to its initial public offering, as well as to invest in unitranche loans and standalone second and first lien loans, along with investing selectively in mezzanine loans/structured equity and in the equity of portfolio companies through warrants and other instruments. The Company’s common stock is expected to begin trading on The NASDAQ Global Select Market under the symbol “CMFN” on February 6, 2014.

Raymond James, Keefe, Bruyette & Woods, a Stifel Company, and Oppenheimer & Co. are serving as joint book-running managers. Stephens Inc. and Wunderlich Securities are serving as co-managers. The closing of the transaction is subject to customary closing conditions. The shares are expected to be delivered on February 11, 2014.

This press release does not constitute an offer to sell or the solicitation of an offer to buy the shares in this offering nor will there be any sale of the shares referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.

A registration statement relating to these securities has been filed with, and declared effective by, the Securities and Exchange Commission. This offering may be being made solely by means of a prospectus forming part of the effective registration statement, which may be obtained from the following investment banks: Raymond James & Associates, Inc., 880 Carillon Parkway, St. Petersburg, FL 33716, Keefe, Bruyette & Woods, Inc., 787 Seventh Avenue, 4th Floor, New York, NY 10019, Oppenheimer & Co. Inc. 85 Broad Street, New York, New York 10004, Stephens Inc.,

111 Center Street, Suite 2400, Little Rock, Arkansas 72201 or Wunderlich Securities, Inc., 6000 Poplar Avenue, Suite 150, Memphis, Tennessee. Investors are advised to carefully consider the investment objective, risks and charges and expenses of the Company before investing. The preliminary prospectus dated January 24, 2014, which has been filed with the Securities and Exchange Commission, contains this and other information about the Company and should be read carefully before investing.

About CM Finance Inc

The Company is an externally-managed, closed-end, non-diversified management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940. The Company’s investment objective is to maximize the total return to its stockholders in the form of current income and capital appreciation through debt and related equity investments by targeting investment opportunities with favorable risk-adjusted returns. The Company seeks to invest primarily in middle-market companies that have annual revenues of at least $50 million and earnings before interest, taxes, depreciation and amortization of at least $20 million. The Company’s investment activities are managed by its investment adviser, CM Investment Partners LLC. To learn more about CM Finance Inc, please visit www.cmfn-inc.com.

About CM Investment Partners LLC

CM Investment Partners LLC is a newly formed investment advisory firm led by Michael C. Mauer and Christopher E. Jansen. Messrs. Mauer and Jansen, along with the other members of the CM Investment Partners LLC investment team, have extensive networks for sourcing investment opportunities and a wide range of financing experience across various industries, including aviation, cable, defense, healthcare, media, mining, oil and gas, power, retail, telecommunications, trucking and asset-backed special situations. CM Investment Partners LLC is headquartered in New York, New York.

FORWARD-LOOKING STATEMENTS

Statements included herein may contain “forward-looking statements,” which relate to future performance or financial condition. Statements other than statements of historical facts included in this press release may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of assumptions, risks and uncertainties, which change over time. Actual results may differ materially from those anticipated in any forward-looking statements as a result of a number of factors, including those described from time to time in filings by the Company with the Securities and Exchange Commission including the preliminary prospectus dated January 24, 2014 and the final prospectus that will be filed with the Securities and Exchange Commission. The Company undertakes no duty to update any forward-looking statement made herein except as required by law. All forward-looking statements speak only as of the date of this press release.

Contacts

CM Finance Inc

Michael C. Mauer, (212) 257-5199

Chief Executive Officer

mm@cmfn-inc.com

SOURCE:    CM Investment Partners LLC